UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2015 (October 21, 2015)

TWINLAB CONSOLIDATED HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

632 Broadway, Suite 201, New York, NY	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 651-8500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 21, 2015, Twinlab Consolidated Holdings, Inc. (the “Company”) entered into separate Stock Purchase Agreements with five (5) investors (collectively, the “SPAs”). Pursuant to the SPAs, the Company issued and sold to the investors, each such investor an “accredited investor” as defined in Regulation D (“Reg. D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), on October 21, 2015 an aggregate of 3,448,276 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), for an aggregate purchase price of $1,000,000.04.

On October 21, 2015, the Company and Thomas A. Tolworthy, the Company’s President and Chief Executive Officer, entered into a Surrender Agreement (the “Surrender Agreement”). Pursuant to the Surrender Agreement, Mr. Tolworthy agreed to surrender an aggregate of 3,448,276 shares of Common Stock. The shares of Common Stock contributed to the Company pursuant to the Surrender Agreement are in addition to the shares of Common Stock that Mr. Tolworthy is required to surrender to the Company pursuant to the Original Surrender Agreement as previously defined and disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 8, 2015.

The foregoing descriptions of the (i) SPAs and (ii) Surrender Agreement are qualified in their entirety by reference to the full text of such documents, which documents are exhibits to this Report.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 regarding the SPAs is hereby incorporated by reference in answer to Item 3.02.

The Company issued the above-referenced shares of Common Stock to each of the investors described in Item 1.01 in reliance upon the exemption from registration of Rule 506 of Reg. D under the Securities Act, for private offerings not involving a public distribution. The shares of Common Stock were issued directly by the Company and did not involve a public offering or general solicitation. Each investor was afforded an opportunity for effective access to the files and records of the Company that contained the relevant information needed to make its investment decision, including the Company’s financial statements and periodic reports under the Securities Exchange Act of 1934, as amended. The Company reasonably believed that each investor, immediately prior to the issuance of the above-referenced shares of Common Stock, had such knowledge and experience in the Company’s financial and business matters that it was capable of evaluating the merits and risks of its investment. Each investor had the opportunity to speak with the Company’s management on several occasions prior to its investment decision. There were no commissions paid on the issuance of the above-referenced shares of Common Stock.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.106	Stock Purchase Agreement, dated as of October 21, 2015, by and between Twinlab Consolidated Holdings, Inc. and Jonathan B. Rubini.

Exhibit 10.107	Stock Purchase Agreement, dated as of October 21, 2015, by and between Twinlab Consolidated Holdings, Inc. and Clare Bertucio.

Exhibit 10.108	Stock Purchase Agreement, dated as of October 21, 2015, by and between Twinlab Consolidated Holdings, Inc. and Michael Corrigan.

Exhibit 10.109	Stock Purchase Agreement, dated as of October 21, 2015, by and between Twinlab Consolidated Holdings, Inc. and the Jonathan B. Rubini 2009 Family Exempt Trust, created under the Jonathan B. Rubini Family Trust, under trust agreement dated October 9, 2009.

Exhibit 10.110	Stock Purchase Agreement, dated as of October 21, 2015, by and between Twinlab Consolidated Holdings, Inc. and Mark Kroloff.

Exhibit 10.111	Surrender Agreement, dated as of October 21, 2015, by and between Twinlab Consolidated Holdings, Inc. and Thomas A. Tolworthy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2015	TWINLAB CONSOLIDATED HOLDINGS, INC.

	By:	/s/ Thomas A. Tolworthy Thomas A. Tolworthy President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.106	Stock Purchase Agreement, dated as of October 21, 2015, by and between Twinlab Consolidated Holdings, Inc. and Jonathan B. Rubini.

Exhibit 10.107	Stock Purchase Agreement, dated as of October 21, 2015, by and between Twinlab Consolidated Holdings, Inc. and Clare Bertucio.

Exhibit 10.108	Stock Purchase Agreement, dated as of October 21, 2015, by and between Twinlab Consolidated Holdings, Inc. and Michael Corrigan.

Exhibit 10.109	Stock Purchase Agreement, dated as of October 21, 2015, by and between Twinlab Consolidated Holdings, Inc. and the Jonathan B. Rubini 2009 Family Exempt Trust, created under the Jonathan B. Rubini Family Trust, under trust agreement dated October 9, 2009.

Exhibit 10.110	Stock Purchase Agreement, dated as of October 21, 2015, by and between Twinlab Consolidated Holdings, Inc. and Mark Kroloff.

Exhibit 10.111	Surrender Agreement, dated as of October 21, 2015, by and between Twinlab Consolidated Holdings, Inc. and Thomas A. Tolworthy.